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                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                         VAN KAMPEN SELECT GROWTH FUND

                    SUPPLEMENT DATED AUGUST 12, 2004 TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                              DATED JULY 30, 2004

     The Prospectus is hereby supplemented as follows:

          The Board of Trustees (the "Board") of Van Kampen Equity Trust (the "Equity Trust") has approved a proposed reorganization of Van Kampen Select Growth Fund (the "Select Growth Fund"), a series of the Equity Trust, into Van Kampen Equity Growth Fund (the "Equity Growth Fund"), a series of the Van Kampen Series Fund, Inc. The proposed reorganization will be presented to shareholders of the Select Growth Fund for approval at a special meeting of shareholders.

          If the proposed reorganization is approved, Select Growth Fund shareholders will receive shares of the Equity Growth Fund in exchange for their shares of the Select Growth Fund. Shareholders will receive the same class of shares of the Equity Growth Fund equal in value to their class of shares of the Select Growth Fund. Upon completion of the reorganization, the Select Growth Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

          The Select Growth Fund will be closed for purchases by new investors at the close of business on August 26, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     SG SPT 8/04
                                                                     65090SPT-01